Statements of Net Assets Available for Benefits - EBP 011 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Participant-directed investments, at fair value	$ 176,279,366	$ 164,863,557
Receivables:
Notes receivable from participants, net of allowance	1,787,271	1,936,555
Employer contributions	521,837	540,744
Employee contributions	673,311	606,140
Total receivables	2,982,419	3,083,439
Net assets available for benefits	$ 179,261,785	$ 167,946,996